UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 10, 2006

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

__________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On March 9, 2006, the Board of Directors (the “Board”) of BioSphere Medical, Inc. (“BioSphere” or the “Company”) adopted the 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan was approved at BioSphere’s Annual Meeting of Stockholders on May 10, 2006. Key features of the 2006 Plan are summarized below.

Types of Awards

The 2006 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards as described below (collectively, “Awards”).

Incentive Stock Options and Non-statutory Stock Options.  Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, Options may be granted at an exercise price which is equal to or greater than the fair market value of the Common Stock on the date of grant. Options may not be granted at an exercise price which is less than 100% of the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options granted to optionees holding more than 10% of the voting power of the Company may not be granted at an exercise price less than 110% of the fair market value of the Common Stock on the date of grant. Options may not be granted for a term in excess of ten years. The 2006 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to the Company of shares of Common Stock, (iii) subject to certain conditions, delivery to the Company of a promissory note, (iv) any other lawful means or (v) any combination of these forms of payment.

Director Awards.  The 2006 Plan provides for the automatic grant of options to members of the Board of Directors who are not employees of the Company or any subsidiary of the Company (“Non-Employee Directors”). On the commencement of service on the Board of Directors, each Non-Employee Director will receive a non-statutory stock option to purchase 10,000 shares of a Common Stock, subject to adjustment for changes in capitalization. In addition, on the date of each Annual Meeting of stockholders, each Non-Employee Director who is both serving as a director immediately before and immediately after such meeting will receive a non-statutory stock option to purchase 5,000 shares of Common Stock and a restricted stock award for 2,500 shares of Common Stock, subject to adjustment for changes in capitalization; provided, however, that a Non-Employee Director will not be eligible to receive this annual option or restricted stock grant unless such director has served on the Board for at least six months. The Board retains the specific authority to from time to time increase or decrease the number of shares subject to options and restricted stock awards granted to Non-Employee Directors under the 2006 Plan, however, the maximum number of shares with respect to which awards may be granted to Non-Employee Directors is 50,000 per calendar year. Options automatically granted to Non-Employee Directors will (i) have an exercise price equal to the closing price on the day before the date of grant, (ii) in the case of the initial grant, vest in five equal annual installments beginning on the first anniversary of the date of grant, (iii) in the case of subsequent annual grants, vest in full on the date of grant, (iv) expire on the earlier of 10 years from the date of grant or three months following cessation of service on the Board and (v) contain such other terms and conditions as the

Board determines. The annual restricted stock grant vests in full on the second anniversary of the date of grant.

Stock Appreciation Rights.  A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards.  Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Restricted Stock Unit Awards.  Restricted Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest pursuant to the terms and conditions established by the Board of Directors.

Other Stock-Unit Awards.  Under the 2006 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, and the grant of Awards entitling recipients to receive shares of Common Stock to be delivered in the future.

Performance Conditions.  The Board of Directors may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Unit Award granted to an officer will vest solely upon the achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Internal Revenue Code. The performance criteria for each such Award will be based on one or more of the following measures: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board of Directors; and (iii) will be set by the Board of Directors within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

Transferability of Awards

Except as the Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company, its subsidiaries and any other business venture in which the Company has a controlling interest, as determined by the Board are eligible to be granted Awards under the 2006 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.

The annual maximum number of shares with respect to which Awards may be granted to any participant under the 2006 Plan may not exceed 600,000 shares per calendar year For purposes of this limit, the combination of an Option in tandem with SAR is treated as a single award. In addition, the annual maximum number of shares with respect to which Awards may be granted to any director who is not an employee of the Company at the time of grant is 50,000.

Administration

The 2006 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2006 Plan and to interpret the provisions of the 2006 Plan. Pursuant to the terms of the 2006 Plan, the Board of Directors may delegate authority under the 2006 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company.

Subject to any applicable limitations contained in the 2006 Plan, the Board of Directors, or any committee to whom the Board of Directors delegates authority, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board of Directors is required to make appropriate adjustments in connection with the 2006 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

In the event of a merger, liquidation or other Acquisition Event (as defined in the 2006 Plan), the Board of Directors is authorized to provide for outstanding Awards to be assumed or substituted for, to accelerate the Awards to make them fully exercisable prior to consummation of the Acquisition Event or to provide for a cash out of the value of any outstanding options, provided, however, that any outstanding Awards held by employees or directors of the Company shall become immediately fully exercisable.

The Board of Directors may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2006 Plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms, as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the 2006 Plan. Substitute Awards will not count against the 2006 Plan’s overall share limit, except as may be required by the Internal Revenue Code.

Provisions for Foreign Participants

The Board of Directors may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2006 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No Award may be made under the 2006 Plan after March 9, 2016 but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2006 Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No Award will be made that is conditioned upon stockholder approval of any amendment to the 2006 Plan.

Limitation on Repricing

Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the 2006 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments for changes in common stock and certain other events) and (ii) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the 2006 Plan covering the same or a different number of share of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

The description of the 2006 Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Plan attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

A copy of the forms of incentive stock option agreement, nonstatutory stock option agreement and restricted stock option agreement issuable under the 2006 Plan are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated by reference into this Item 1.01.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006		BIOSPHERE MEDICAL, INC.

	By:	/s/ MARTIN J. JOYCE
Martin J. Joyce
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Biosphere Medical, Inc. 2006 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement Granted Under Biosphere Medical, Inc. 2006 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement Granted Under Biosphere Medical, Inc. 2006 Stock Incentive Plan

10.4	Form of Restricted Stock Agreement Granted Under Biosphere Medical, Inc. 2006 Stock Incentive Plan